Contracted concessional assets	9 Months Ended
Sep. 30, 2019
Contracted concessional assets [Abstract]
Contracted concessional assets
Note 6. - Contracted concessional assets

The detail of contracted concessional assets included in the heading ‘Contracted concessional assets’ as of September 30, 2019 and December 31, 2018 is as follows:

	Balance as of September 30, 2019	Balance as of December 31, 2018
	($ in thousands)
Contracted concessional assets cost	10,214,848	10,475,828
Amortization and impairment	(2,111,508)	(1,926,647)
Total	8,103,340	8,549,181

Contracted concessional assets include fixed assets financed through project debt, related to service concession arrangements recorded in accordance with IFRIC 12, except for Palmucho, which is recorded in accordance with IAS 17, and PS10, PS20, Seville PV, Mini-Hydro and Chile TL3 which are recorded as property plant and equipment in accordance with IAS 16. Concessional assets recorded in accordance with IFRIC 12 are either intangible or financial assets. As of September 30, 2019, contracted concessional financial assets amount to $824,078 thousand ($843,291 thousand as of December 31, 2018).

The decrease in the contracted concessional assets cost is primarily due to the lower value of assets denominated in euros since the exchange rate of the euro decreased against the U.S. dollar since December 31, 2018.

No losses from impairment of contracted concessional assets were recorded during the nine-month period ended September 30, 2019 ($42.7 million during the year 2018 in the Solana project).

Other matters

Abengoa maintains a number of obligations under O&M and other contracts, as well as indemnities covering certain potential risks. Additionally, Abengoa represented that further to the accession to the restructuring agreement, Atlantica would not be a guarantor of any obligation of Abengoa with respect to third parties and agreed to indemnify the Company for any penalty claimed by third parties resulting from any breach in such representations. The Company has contingent assets, which have not been recognized as of September 30, 2019, related to the obligations of Abengoa referred above, which results and amounts will depend on the occurrence of uncertain future events. In particular as of April 26, 2018 and November 28, 2018, Abengoa agreed to pay Atlantica certain amounts subject to conditions which are beyond the control of the Company.

The Company entered into a Financial Support Agreement on June 13, 2014, under which Abengoa agreed to maintain any guarantees and letters of credit that have been provided by it on behalf of or for the benefit of Atlantica and its affiliates for a period of five years. This agreement with Abengoa expired in June 2019, and Abengoa’s commitment to maintain guarantees and letters of credit currently outstanding in the Company´s affiliates´ favor expired, as well. The Company replaced all the guarantees where necessary.